SECURITIES PURCHASE AGREEMENT
                          -----------------------------



         This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of August 29, 1997, by and between LaserSight Incorporated, a Delaware corporation (the "Company"), with headquarters located at 12161 Lackland Road, St. Louis, Missouri and the purchasers ("Purchasers") set forth on the execution pages hereof, with regard to the following:

                                    RECITALS
                                    --------

         A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. Purchasers desire to (a) purchase, upon the terms and conditions stated in this Agreement, Series B Convertible Participating Preferred Stock of the Company set forth in the Certificate of Designations, Preferences and Rights (the "Certificate of Designation") attached hereto as Exhibit A (the "Preferred Stock" or the "Convertible Securities"), which shall be convertible into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and (b) to receive, in consideration for such purchase, Stock Purchase Warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire shares of Common Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares". The Preferred Stock, the Warrants, the Warrant Shares and the Conversion Shares are collectively referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF PREFERRED STOCK

         I.1 Purchase of Preferred Stock. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Preferred Stock shall be consummated in a "Closing". The purchase price (the "Purchase Price") per share of Preferred Stock shall be $10,000. On the date of the Closing, subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of shares of Preferred Stock set forth on the signature page executed by such Purchaser. Each Purchaser's obligation to purchase Preferred Shares hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the number of Preferred Shares set forth on such Purchaser's signature page. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and, except as provided in Section 6.1(iii) hereof, shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser.

         I.2 Form of Payment. Each Purchaser shall pay the aggregate Purchase Price for the Preferred Stock being purchased by such Purchaser by wire transfer to the account designated pursuant to the Escrow Agreement by and among the Company, each Purchaser and the escrow agent ("Escrow Agent") designated therein in the form attached hereto as Exhibit D ("Escrow Agreement") upon delivery to the Escrow Agent of the Preferred Stock and the Warrants, all in accordance with the terms of the Escrow Agreement.

         I.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, and further subject to the terms and conditions of the Escrow Agreement, the date and time of the issuance, sale and purchase of the Convertible Securities and Warrants pursuant to this Agreement shall be at 10:00 a.m. Chicago time, on August 29, 1997.

         I.4 Warrants. In consideration of the purchase by Purchasers of the Convertible Securities, the Company shall at the Closing issue to Purchasers, in the aggregate, Warrants to acquire seven hundred fifty thousand (750,000) shares of Common Stock (in an amount proportionate to each Purchaser's purchase of Convertible Securities).

                                   ARTICLE II
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

         II.1 Investment Purpose. Purchaser is purchasing the Convertible Securities and the Warrants for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Convertible Securities or Warrants or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         II.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and Purchaser has indicated on the signature page hereto under which item of Schedule 1 attached hereto it qualifies as an "accredited investor."

         II.3 Reliance on Exemptions. Purchaser understands that the Convertible Securities and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Convertible Securities and Warrants.

         II.4 Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser, including without limitation the Company's Annual Report on Form 10-K for the Year ended December 31, 1997, Quarterly Reports on Form 10-Q for the periods ended March 31, 1997 and June 30, 1997, Current Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 25, March 18, March 27, April 8, April 25, July 1, July 31 and August 13, 1997, the description of the Common Stock contained in the Company's Form 8-A/A (Amendment No. 2) filed with the SEC on April 26, 1996, and Proxy Statement dated May 21, 1997 (such documents collectively, the "Furnished SEC Documents"). Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk, including without limitation the risks and uncertainties disclosed under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Uncertainties and Other Issues" in the Furnished SEC Documents.

         II.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         II.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         II.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Preferred Stock and Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article V hereof), the certificates for the Conversion Shares and Warrant Shares will bear a restrictive legend (the "Legend") in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         II.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms.

         II.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Purchaser that:

         III.1 Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby.

         III.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue, sell and perform its obligations with respect to the Preferred Stock and Warrants in accordance with the terms hereof and the terms of the Certificate of Designation and Warrants, to issue the Conversion Shares in accordance with the terms and conditions of the Certificate of Designation and to issue Warrant Shares in accordance with the terms and conditions of the Warrants; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Stock and the issuance and reservation for issuance of the Conversion Shares and Warrant

Shares) have been duly authorized by all necessary corporate action and, except as set forth on Schedule 3.2 hereof or except as contemplated by Section 4.12 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq National Market ("Nasdaq"), the National Association of Securities Dealers or otherwise); (c) this Agreement, the Registration Rights Agreement, certificates for the Preferred Stock, and the Warrants have been duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement, the Preferred Stock, and the Warrants constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

         III.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Stock and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Preferred Stock, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "By-laws"). The Company has set forth on Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing.

         III.4 Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and (except for the issuance of shares of Common Stock in excess of twenty percent (20%) of the Common Stock outstanding at the Closing, which is subject to the completion of the actions to be taken by the Company and its stockholders after the Closing pursuant to Section 4.12) reserved for issuance, and, upon conversion of the Preferred Stock in accordance with the terms of the Certificate of Designation or the exercise of the warrants in accordance with the terms thereof, as applicable, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances imposed or suffered by the Company and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Preferred Stock and Warrants are duly authorized and validly issued, fully paid and nonassessable, and free from all liens, claims and encumbrances imposed or suffered by the Company and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         III.5 No Conflicts. Except for the issuance of shares of Common Stock in excess of twenty percent (20%) of the outstanding Common Stock, which is subject to the completion of the actions to be taken by the Company and its stockholders after the Closing pursuant to Section 4.12, the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Stock, Warrants, Warrant Shares and Conversion Shares) will not (a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected (except for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, or except
(A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) such as may be required to be made from time to time with the Secretary of State of the State of Delaware in connection with the performance of the Company's contingent obligations under the Certificate of Designation to increase the number of the authorized shares of Common Stock, (C) filing of a Form D with the SEC, and (D) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq for the foreseeable future.

         III.6 SEC Documents. Except as disclosed in Schedule 3.6, since December 31, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed after December 31, 1995 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the Furnished SEC Documents, except for exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in a manner clearly evident to a sophisticated institutional investor in the financial statements or the notes thereto of the Company included in the SEC Documents or in the Company's Current Report on Form 8-K as filed with the SEC on August 13, 1997, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries. To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). Except as set forth in
Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect.

         III.7 Absence of Certain Changes. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3.7 or clearly evident to a sophisticated institutional investor from the Furnished SEC Documents.

         III.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or as clearly evident to a sophisticated institutional investor from the Furnished SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

         III.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement or contains an untrue statement of a material fact. No information relating to or concerning the Company set forth in any of the Furnished SEC Documents contains a statement of material fact that was untrue as of the date such Furnished SEC Document was filed with the SEC. The Company has not omitted to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company which has not been publicly disclosed.

         III.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by Purchaser (except as set forth in Article II), or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely on an independent evaluation by the Company and its representatives.

         III.11 S-3 Registration. The Company is currently eligible to register the resale by Purchaser of the Warrant Shares and the Conversion Shares on a registration statement on Form S-3 under the Securities Act.

         III.12 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         III.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation

D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser and of Shoreline Pacific, Financial West Group ("Shoreline") in its agreement with the Company dated as of August 29, 1997 (a copy of which is attached as Schedule 3.13 hereto) to the extent relevant for such determination.

         III.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Shoreline the fees of which shall be paid in full by the Company. The Company will indemnify each Purchaser from and against any fees and expenses sought or other claims made by Shoreline.

         III.15 Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Preferred Stock may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. All of the appropriate executive officers of the Company, who are the President and Chief Executive Officer and the Chief Financial Officer, and the directors of the Company understand and have studied the nature of the securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

         III.16 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for its most recently ended fiscal year. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

         III.17 Foreign Corrupt Practices. To the Company's knowledge, the Company has no notice and neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended. To the Company's knowledge, the Company has no notice and neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         III.18 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.18. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means each of Michael R. Farris and J. Richard Crowley.

                                   ARTICLE IV
                                    COVENANTS

         IV.1 Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Articles VI and VII of this Agreement.

         IV.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser within fifteen (15) days after the date of Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within three (3) business days following the date of Closing. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing.

         IV.3 Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         IV.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Stock to satisfy its payment obligations under the agreement between the Company and International Business Machines Corporation dated as of January 1, 1997, as amended by an addendum dated March 7, 1997, to pay the expenses of such sale, and for working capital.

         IV.5 Restriction on Below Market Issuance of Securities. (a) For a period of one hundred eighty (180) days following the date of Closing, the Company shall not issue or agree to issue, (except (i) to Purchasers pursuant to this Agreement, (ii) pursuant to any employee stock option, stock purchase or restricted stock plan of the Company in effect on the date hereof up to the aggregate amounts set forth on Schedule 4.5 hereto, (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case or disclosed on Schedule 3.3 hereof or (iv) beginning ninety (90) days following the date of the Closing, pursuant to a strategic joint venture or partnership entered into by the Company, undertaken at the reasonable discretion of the Board of Directors of the Company, the primary purpose of which is not to raise equity capital), any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) if such securities are issued at a price (or in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock such securities provide for a conversion, exercise or exchange price) which may be less than the current market price for Common Stock on the date of issuance (in the case of Common
Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock).

         IV.6 Right of First Offer. From the date hereof until the day following the first anniversary of the date of the Closing, the Company shall not issue or sell, or agree to issue or sell any equity securities of the Company or any of its subsidiaries (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company or any of its subsidiaries) ("Future Offerings") unless the Company shall have first delivered to each Purchaser at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). The Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, joint venture, asset acquisition, license agreement or exercise of options by employees, consultants or directors. In addition, the Capital Raising Limitations also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, the grant of additional options or warrants, or the issuance of additional securities, under any employee or director stock option, stock purchase or restricted stock plan of the Company or any firm commitment underwritten public offering. This Section 4.6 shall not limit the Company's obligations under
Section 4.5 above. The Company shall prohibit any Common Stock or other security issued by the Company subject to the Capital Raising Limitations but not purchased by any Purchaser from being converted, exercised or resold until the day following the first anniversary of the date of the Closing and shall take all actions necessary (including, without limitation, the issuance of a stop transfer order) to effect such prohibition.

         IV.7 Expenses. The Company shall pay to each Purchaser, or at its direction, at the Closing reimbursement for the expenses reasonably incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (the "Expenses"), which may be netted against the Purchase Price; provided, however, that no Purchaser's Expenses shall exceed $5,000, except for the reasonable fees and expenses of Altheimer & Gray. In addition, from time to time thereafter, upon any Purchaser's written request, the Company shall pay to such Purchaser such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by such Purchaser prior to the Closing.

         IV.8 Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (a) within three (3) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to any Holder any information with respect to the Company, its properties, or its business or Holder's investment as such Holder may reasonably request; provided, however, that the Company shall not be required to give any Holder any material nonpublic information. If any information requested by a Holder from the Company contains material nonpublic information, the Company shall inform the Holder in writing that the information requested contains material nonpublic information and shall in no event provide such information to Holder without the express written consent of such Holder after being so informed.

         IV.9 Listing. The Company shall continue the listing and trading of its Common Stock on the Nasdaq, the New York Stock Exchange or American Stock Exchange; and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Nasdaq or such Exchange, as applicable.

         IV.10 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

         IV.11 Corporate Existence. So long as any Purchaser beneficially owns any Warrants or Preferred Stock, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Stock and exercise of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the NASDAQ, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange.

         IV.12 Share Authorization. The Company covenants and agrees that it shall (i) solicit by proxy the authorization (the "Shareholder Approval") of the Rule 4460(i) Authorization by the stockholders of the Company as well as the authorization of additional shares of Common Stock required by Section V.A. of the Certificate of Designation not later than 60 days following the date of the Closing, and (ii) use its best efforts to obtain the Shareholder Approval not later than 120 days following the date of the Closing.

         IV.13 Hedging Transactions. The Company understands that some or all of the Purchasers are so-called "hedge" funds and the Company hereby expressly agrees that each Purchaser shall not in any way be prohibited or restricted by the Company from any purchases or sales of any securities of, or related to, the Company, including, without limitation, short sales and hedging and arbitrage transactions. Each Purchaser acknowledges that such purchases, sales and other transactions may be subject to various Federal and state securities laws and agrees to comply with all such applicable securities laws.

                                    ARTICLE V
                   LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

         V.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

         V.2 Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and Warrant Shares in such amounts determined in accordance with the terms of the Preferred Stock or the Warrants, as applicable. Such certificates shall bear the Legend only to the extent provided by Section 5.1 above or as in the opinion of the Company's counsel may be required by a change in any applicable statute or rule or administrative interpretation thereof after the date of this Agreement. The Company covenants that, except as in the opinion of Company's counsel may be required by a change in any applicable statute or rule or administrative interpretation thereof after the date of this Agreement, no instruction other than such instructions referred to in this Article V, and stop transfer instructions to give effect to Section
2.6 hereof in the case of the Conversion Shares and Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         VI.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Convertible Securities to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (i) Such Purchaser shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement and delivered the same to the Company.

                  (ii) Such Purchaser shall have wired to the account of the Escrow Agent pursuant to the Escrow Agreement the applicable Purchase Price for the Convertible Securities purchased at the Closing.

                  (iii) The Purchase Price delivered by all Purchasers for the aggregate amount of Convertible Securities purchased at the Closing shall equal at least $16,000,000.

                  (iv) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing.

                  (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vi) All Purchasers shall have executed an Intercreditor Agreement between such Purchasers and Foothill Capital Corporation.

                                   ARTICLE VII
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

         VII.1 The obligation of each Purchaser hereunder to purchase the Convertible Securities to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

                  (i) The Company shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement and delivered the same to Purchaser.

                  (ii) The Company shall have delivered to the Escrow Agent duly executed certificates for the Preferred Stock (in such denominations as Purchaser shall request) being so purchased by Purchaser and Warrants being issued to such Purchaser at the Closing.

                  (iii) The Common Stock shall be listed on the Nasdaq and trading in the Common Stock shall not have been suspended by the Nasdaq or the SEC or other regulatory authority.

                  (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect.

                  (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (vi) Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing.

                  (vii) Purchaser shall have received opinions of Sonnenschein Nath & Rosenthal, dated as of the Closing, in the form attached hereto as Exhibit F.

                  (viii) The Company shall have entered into an agreement with Michael R. Farris restricting dispositions of Common Stock beneficially owned by him and in the form attached hereto as Exhibit G.

                  (ix) The Company shall have received from each of Michael R. Farris and Gregory L. Wilson an irrevocable proxy in the form attached hereto as Exhibit H.

                  (x) The Company shall have entered into the Security Agreement between the Company and Purchaser in the form attached hereto as
         Exhibit I, to effect the security interest of Purchaser in the IBM Patents.

                  (xi) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and reasonable evidence thereof shall have been delivered to Purchaser or Altheimer & Gray.

                  (xii) The Purchase Price delivered by all Purchasers for the aggregate amount of Convertible Securities purchased at the Closing shall equal at least $16,000,000.

                  (xiii) Each of the other Purchasers shall have executed an Intercreditor Agreement between the Purchasers and Foothill Capital Corporation.

                  (xiv) The Company shall have delivered evidence reasonably satisfactory to Purchaser that the purchase of the IBM Patents is shall be consummated upon the payment of the purchase price under the agreement with IBM.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

         VIII.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Delaware General Corporation Law (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware or the Borough of Manhattan in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         VIII.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

         VIII.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         VIII.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         VIII.5 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         VIII.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           LaserSight Incorporated
                           12161 Lackland Road
                           St. Louis, Missouri 63146
                           Telecopy: (314) 576-1073
                           Attention: Chief Financial Officer

                           with a copy to:

                           Sonnenschein Nath & Rosenthal
                           One Metropolitan Square
                           Suite 3000
                           St. Louis, Missouri 63102
                           Telecopy: (314) 259-5959
                           Attention: Alan B. Bornstein

                           If to CC Investments, LDC:

                           CC Investments, LDC
                           Corporate Centre, West Bay Road
                           P.O. Box 31106 SMB
                           Grand Cayman, Cayman Islands

                           with a copy to:

                           Castle Creek Partners, LLC
                           333 West Wacker Drive
                           Suite 1410
                           Chicago, IL  60606
                           Telecopy:  (312) 435-2636
                           Attention:  John D. Ziegelman

                           and with a copy to:

                           Altheimer & Gray
                           10 South Wacker Drive
                           Suite 4000
                           Chicago, IL  60606
                           Telecopy:  (312) 715-4800
                           Attention: Kenneth M. Crane

                           If to Societe Generale:

                           Societe Generale
                           c/o Societe Generale Securities Corp.
                           1221 Avenue of the Americas
                           6th Floor
                           New York, NY 10020
                           Telecopy: (212) 278-5467
                           Attention: Guillaume Pollet
                           with a copy to:

                           Dorsey & Whitney LLP
                           250 Park Avenue
                           New York, NY 10177
                           Telecopy: (212) 953-7201
                           Attention: Eric Maki

                           If to Sheperd Investments International, Ltd.:

                           Shepherd Investments International, Ltd.
                           c/o Staro Asset Management, LLC
                           1500 West Market Street
                           Mequon, WI 53092
                           Telecopy: (414) 241-7704
                           Attention: Brian Davidson

                           with a copy to:

                           Schulte Roth & Zabel LLP
                           900 3rd Avenue
                           New York, NY 10022
                           Telecopy: (212) 593-5955
                           Attention: Ele Klein

                           If to Stark International:

                           Stark International
                           c/o Staro Asset Management, LLC
                           1500 West Market Street
                           Mequon, WI 53092
                           Telecopy: (414) 241-7704
                           Attention: Brian Davidson
                           with a copy to:

                           Schulte Roth & Zabel LLP
                           900 3rd Avenue
                           New York, NY 10022
                           Telecopy: (212) 593-5955
                           Attention: Ele Klein

If to any other Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

         VIII.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.
Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser's rights hereunder to any such transferee.

         VIII.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         VIII.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth in Articles III, IV, V and VIII shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred. The representations and warranties of the Purchasers pursuant to Article II of this Agreement shall survive the Closing hereunder and each Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates for any loss or damage arising as a result of the breach of such Purchaser's representations and warranties as set forth in Article II.

         VIII.10 Public Filings; Publicity. As soon as practicable following Closing, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC or NYSE filings, or any other public statements with respect to the transactions contemplated hereby
(which approval shall not be unreasonably withheld or delayed); provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, NASDAQ, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Company shall make all reasonable efforts to consult with each Purchaser in connection with any such press release prior to its release and shall provide each Purchaser with a copy thereof).

         VIII.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         VIII.12 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

         VIII.13 Termination. In the event that the Closing shall not have occurred on or before August 29, 1997, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

                                      * * *

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:  Stark International


Purchaser elects to have 9.9% limitation applied to its holdings of shares of Common Stock: [X]



AGGREGATE NUMBER OF PREFERRED SHARES: 400
                                     -----

By: /s/ Michael A. Roth
   ----------------------------
     Its:
         ----------------------
LASERSIGHT INCORPORATED:



By: /s/ Michael R. Farris
   ----------------------------
    Michael R. Farris
    President and Chief Executive Officer

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:  Shepherd Investments International, Ltd.


Purchaser elects to have 9.9% limitation applied to its holdings of shares of Common Stock: [X]



AGGREGATE NUMBER OF PREFERRED SHARES: 400
                                     -----

By: /s/ Michael A. Roth
   ----------------------------
     Its:
         ----------------------
LASERSIGHT INCORPORATED:



By: /s/ Michael R. Farris
   ----------------------------
    Michael R. Farris
    President and Chief Executive Officer

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:  Societe Generale


Purchaser elects to have 9.9% limitation applied to its holdings of shares of Common Stock: [X]



AGGREGATE NUMBER OF PREFERRED SHARES: 300
                                     -----

By: /s/ Giullaume Pollet
   ----------------------------
     Its: First Vice President
         ----------------------
LASERSIGHT INCORPORATED:



By: /s/ Michael R. Farris
   ----------------------------
    Michael R. Farris
    President and Chief Executive Officer

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:  CC Investments, LDC


Purchaser elects to have 9.9% limitation applied to its holdings of shares of Common Stock: [X]



AGGREGATE NUMBER OF PREFERRED SHARES: 500
                                     -----

By: /s/ John Ziegelman
   ----------------------------
     Its:  Director
         ----------------------
LASERSIGHT INCORPORATED:



By: /s/ Michael R. Farris
   ----------------------------
    Michael R. Farris
    President and Chief Executive Officer